EXHIBIT 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

AND INTERIM PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Earth Gen-Biofuel, Inc. (the “Company”) hereby certifies that, to his knowledge:

(i)	The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2016	By:	/s/ George Shen
Name: George Shen
Title: Chief Executive Officer and Interim
Chief Financial Officer